UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

Elastic N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction
of incorporation)

001-38675
(Commission File Number)

Not Applicable
(I.R.S. Employer
Identification Number)
 Not Applicable1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: Not Applicable1

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Ordinary Shares, €0.01 Par Value	ESTC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1 We are a distributed company. Accordingly, we do not have a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, or the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, any shareholder communication required to be sent to our principal executive offices may be directed to the email address ir@elastic.co.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2023, Jonathan Chadwick notified the board of directors (the “Board”) of Elastic N.V. (the “Company”) that he will not be standing for re-election as a non-executive director following the expiration of his term at the annual general shareholders meeting in October 2023 (the “2023 AGM”). Mr. Chadwick’s decision to not stand for re-election as a member of the Board is not a result of any disagreement with the Company or its Board, or any matter relating to the Company’s operations, policies or practices.

Item 8.01. Other Events.

On June 14, 2023, the Board nominated Paul Auvil to stand for election to the Board as a non-executive director at the 2023 AGM. Pursuant to Dutch law, Mr. Auvil’s election to the Board is subject to a shareholder vote, to be held at the 2023 AGM. Subject to his election to the Board, Mr. Auvil also will be appointed to serve as the Chair of the Company’s Audit Committee and as a member of the Company’s Compensation Committee.

Mr. Auvil has served as the Chief Financial Officer of Proofpoint, Inc., a provider of security-as-a-service solutions from March 2007 until March 2023. From September 2019 until February 2023 Mr. Auvil served on the board of One Medical, a healthcare provider. From September 2006 to March 2007, he was an entrepreneur-in-residence at Benchmark Capital, a venture capital firm. From August 2002 to July 2006, he served as the Chief Financial Officer at VMware, Inc., a computing virtualization company. Mr. Auvil previously served on the boards of Quantum Corporation, a data storage company, OpenTV Corp., a provider of interactive television software and services, and Marin Software, Inc., a cloud-based ad management platform company. Mr. Auvil holds a Bachelor of Electrical Engineering degree from Dartmouth College and a Master of Management, Marketing and Finance degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2023

ELASTIC N.V.

By:	/s/ Janesh Moorjani
Name:	Janesh Moorjani
Title:	Chief Financial Officer and Chief Operating Officer